ADDITIONAL COMMITMENT AGREEMENT

This Additional Commitment Agreement (this "Agreement"), dated as of September 28, 2012, is by and among Global Payments Inc., a Georgia corporation (the “Company”), the other borrowers party hereto (together with the Company, the “Borrowers” and each a “Borrower”), the Lenders party hereto (each an “Increasing Lender” and collectively, the “Increasing Lenders”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent entered into that certain Credit Agreement dated as of December 7, 2010 (as amended and modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower has requested that the Aggregate Revolving Commitments be increased by $150,000,000 such that the Aggregate Revolving Commitments will be $750,000,000;

WHEREAS, the Increasing Lenders have agreed to increase their Revolving A Commitments and/or their Revolving B Commitments on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Additional Revolving Commitments. Each Increasing Lender hereby agrees to provide the additional Revolving A Commitment and/or Revolving B Commitment set forth opposite its name on Annex A hereto under the column “Additional Revolving A Commitment” and/or “Additional Revolving B Commitment”. Each of the Borrowers and the applicable Increasing Lender agrees that, after giving effect to the additional Revolving A Commitment and/or Revolving B Commitment provided by such Increasing Lender pursuant to this Agreement, the total Revolving A Commitment and/or the total Revolving B Commitments of such Increasing Lender shall be as set forth opposite its name on Annex A hereto under the column “Total Revolving A Commitment” and/or “Total Revolving B Commitment”.

2.    This Agreement shall become effective as of the date set forth above upon satisfaction of the following conditions precedent:

(a)    The Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrowers, the New Lenders and Bank of America, N.A., as Administrative Agent.

(b)    The Administrative Agent shall have received satisfactory evidence that (i) no new security breach or significant expansion of the existing security breach (as described in the Form 10-K of the Borrower, filed on July 27, 2012) shall have occurred; and (ii) the amount of the special charge for the security breach for fiscal years 2012 and 2013 announced on the Borrower's July 26, 2012 earnings call shall not have collectively increased by more than 20%.

(c)    The Administrative Agent shall have received all fees and other amounts required to be paid on or prior to the date of this Agreement.

3.    This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

4.    This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

INCREASING LENDERS:	BANK OF AMERICA, N.A.

By: /s/ Thomas M. Paulk
Name: Thomas M. Paulk
Title: Senior Vice President

TD Bank, N.A.

By: /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

Barclays Bank PLC

By: /s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By: /s/ George Stoecklein
Name: George Stoecklein
Title: Director

CIBC INC.

By: /s/ Dominic J. Sorresso
Name: Dominic J. Sorresso
Title: Executive Director

By: /s/ Eoin Roche
Name: Eoin Roche
Title: Executive Director

GOLDMAN SACHS BANK USA

By: /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Branch Banking and Trust Company

By: /s/ Brantley Echols
Name: Brantley Echols
Title: Senior Vice President

Compass Bank

By: /s/ Susana Campuzano
Name: Susana Campuzano
Title: SVP

BORROWERS:                    GLOBAL PAYMENTS INC.,
a Georgia corporation

By: /s/ David E. Mangum
Name: David E. Mangum
Title: Chief Financial Officer

GLOBAL PAYMENTS DIRECT, INC.,
a New York corporation

By: /s/ Suellyn P. Tornay
Name: Suellyn P. Tornay
Title: Secretary

GLOBAL PAYMENTS UK LTD.,
a British Company governed of the Laws of England
and Wales

By: /s/ Christopher Davies
Name: Christopher Davies
Title: Director

GLOBAL PAYMENTS ACQUISITION
CORPORATION 2 SARL,
a Dutch Company governed under the Laws of
the Netherlands

By: /s/ Suellyn P. Tornay
Name: Suellyn P. Tornay
Title: Type A Manager

    GLOBAL PAYMENTS ACQUISITION PS 2 C.V.,
a Belgium Company governed under the Laws
of Luxembourg

By: /s/ Suellyn P. Tornay
Name: Suellyn P. Tornay
Title: Secretary

GLOBAL PAYMENTS ACQUISITION
PS 1 - GLOBAL PAYMENTS DIRECT S.E.N.C., a
Luxembourg general partnership

By: Global Payments Direct, Inc.
Its: General Partner

By: /s/ Suellyn P. Tornay
Name: Suellyn P. Tornay
Title: Secretary

ACCEPTED AND AGREED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:/s/ Angelo M. Martorana
Name: Angelo M. Martorana
Title: Assistant Vice President

Annex A to
Additional Commitment Agreement

ADDITIONAL REVOLVING COMMITMENTS OF INCREASING LENDERS

Lender	Additional Revolving A Commitment	Total Revolving A Commitment	Additional Revolving B Commitment	Total Revolving B Commitment
Bank of America, N.A.	$33,000,000	$98,000,000	N/A	$5,000,000
TD Bank, N.A.	N/A	N/A	$16,000,000	$56,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	N/A	N/A	$13,000,000	$63,000,000
Barclays Bank PLC	$13,000,000	$53,000,000	N/A	N/A
Canadian Imperial Bank of Commerce	N/A	N/A	$8,000,000	$63,000,000
Goldman Sachs Bank USA	N/A	N/A	$6,000,000	$16,000,000
Branch Banking and Trust Company	N/A	N/A	$4,000,000	$34,000,000
Compass Bank	N/A	N/A	$3,000,000	$53,000,000